Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

VW Credit, Inc. (the “Company”)

RBC Capital Markets, LLC

Scotia Capital (USA) Inc.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Volkswagen Auto Lease Trust 2025-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “VALT2025-A Data Tape-Upsize.xlsx” provided by the Company on May 12, 2025, containing information on 46,304 retail automobile leases and the related leased vehicles (the “Auto Leases”) as of April 30, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Volkswagen Auto Lease Trust 2025-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, mileage allowances, and dates were within $1.00, 0.1%, 10 miles, and 10 days, respectively.

•	The term “Sample Selection File” means an electronic data file entitled “VALT 25-A Pool RBC_AcctNums_ Final (Base&Upsize).xlsx” provided by the Company on May 6, 2025, containing information on 46,304 leases, which we were informed are intended to be included as collateral in the offering by Volkswagen Auto Lease Trust 2025-A.

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•	The term “Lease Contract” means motor vehicle lease agreement, closed end motor vehicle lease, lease agreement assumption request form, and/or other related documents.

•	The term “Title Document” means certificate of title, confirmation of security interest (lien), confirmation of lien perfection, lien entry, notice of record, registration statement, motor vehicle division statement, notice of liens, application for title, electronic title document, and/or other related documents which the Company informed us are acceptable forms of title.

•	The term “Odometer Disclosure Statement” means a document disclosing the mileage of a vehicle upon transfer of ownership.

•	The term “Insurance Agreement” means an insurance identification card, agreement to provide insurance, letter of coverage, insurance coverage acknowledgment, financial responsibility identification card, insurance policy, insurance coverage statement, and/or other related documents.

•	The term “Company’s Asset System Screenshots” means screenshots of customer records (including, but not limited to, credit scores and credit approval decisions) that the Company informed us were extracted from its FISERV asset origination and monitoring system.

•	The term “Accounting Universe Schedules” means electronic data files containing information on the Auto Leases’ manufacturer’s suggested retail price (“MSRP”) and delinquency history.

•	The term “Model Mapping Schedule” means an electronic data file entitled “Model Mapping.xlsx” provided by the Company on May 9, 2025, containing alternate model names found in the Lease Contract which may be considered equivalent to corresponding VEHICLESHORTMODEL information contained in the Data File.

•	The term “Source Documents” means the following information provided by the Company:

-	Lease Contract

-	Title Document

-	Odometer Disclosure Statement

-	Insurance Agreement

-	Company’s Asset System Screenshots

-	Accounting Universe Schedules

-	Model Mapping Schedule

The Source Documents were represented by the Company to be either electronic copies of the original Source Documents, and/or electronic representations of the records contained within the Company’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Lease Contract by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 125 Auto Leases from the Sample Selection File (the “Sample Leases”). A listing of the Sample Leases is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Auto Leases we were instructed to randomly select from the Sample Selection File.

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B.	For each Sample Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Provided Information
VIN	Lease Contract, Instructions
EFFECTIVEDATE	Lease Contract
FINANCEDAMT	Lease Contract
ORIGTERM	Lease Contract
MOPMT	Lease Contract, Company’s Asset System Screenshots
VEHICLEMAKE	Lease Contract, Instructions
VEHICLEYR	Lease Contract
FIRST_PMT_DUE_DT	Lease Contract, Company’s Asset System Screenshots
VEHICLESHORTMODEL	Lease Contract, Title Application, Model Mapping Schedule, Instructions
GARAGINGSTATE	Lease Contract, Company’s Asset System Screenshots
NEWUSEDIND	Lease Contract, Company’s Asset System Screenshots, Odometer Disclosure Statement, Instructions
MATURITYDATE	Instructions
AUTOAPPROVAL	Company’s Asset System Screenshots
FICO	Company’s Asset System Screenshots
COOBLIGOR	Lease Contract
CURR_REMTERM	Instructions
MSRP	Accounting Universe Schedules
DAYSDELINQ	Accounting Universe Schedules
CONTRACTRESIDUAL	Lease Contract
ALLOWANCESMILES	Lease Contract

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We found such information to be in agreement without exception.

C.	For each Sample Lease, we observed the presence of the following in the Source Documents:

1.	An electronic copy of the Title Document listing the Company or its subsidiaries (e.g., “VW Leasing,” “VW Credit Leasing,” “Volkswagen Credit”) as the security interest holder of the vehicle. For purposes of this procedure, we were instructed by the Company to ignore differences due to punctuation. We did not perform any procedures to determine if the Title Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest;

2.	An electronic copy of insurance policy information contained within the Lease Contract or Insurance Agreement;

3.	An electronic copy of a signed Lease Contract. We make no representation regarding the authenticity of the signature; and,

4.	Two buyer names in the co-buyer section for each Sample Lease with a COOBLIGOR value of “Y.”

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Auto Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Leases being securitized, (iii) the compliance of the originator of the Auto Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Leases that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

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/s/ KPMG LLP

Irvine, California
June 2, 2025

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A-1

Exhibit A – Instructions

Number	Attribute	Instructions
1.	VIN	For Sample Lease 55 compare the Data File value to the VIN in the Title Application
2.	VEHICLEMAKE	For Sample Leases for which the Data File value is “Volkswagen,” consider the Vehicle Makle to be in agreement if the Provided Information value is “Volkswag,” “Volkswage,” or “Volkswages.”
3.	VEHICLESHORTMODEL	Compare the Data File value to the Provided Information value excluding trim or engine type
4.	NEWUSEDIND

Consider the NEWUSEDIND to be “U” if the Odometer Disclosure Statement was equal to or great than 10,000 miles.

Consider the NEWUSEDIND to be “N” if the Odometer Disclosure Statement was less than 10,000 miles.

5.	MATURITYDATE	Recompute as the date equal to: a. FIRST_PMT_DUE_DT plus b. ORIGTERM number of months
6.	CURR_REMTERM

Recompute as the number of months between:

a.             MATURITYDATE and April 30, 2025

less

b.             two (2) months if the MATURITYDATE day value is greater than or equal to 30

or

one (1) month if the MATURITYDATE day value is less than 30

B-1

Exhibit B – The Sample Leases

Sample Lease ID	Company Account ID1	Sample Lease ID	Company Account ID1	Sample Lease ID	Company Account ID1	Sample Lease ID	Company Account ID1
1	2025348554	32	2025818951	63	2025863224	94	2025535712
2	2025754954	33	2025927555	64	2025877731	95	2025546577
3	2025201549	34	2025954832	65	2025901710	96	2025547625
4	2025642871	35	2025078719	66	2025761563	97	2025618483
5	2025810206	36	2025094139	67	2025916151	98	2025788466
6	2025133322	37	2025149588	68	2025929430	99	2025832825
7	2025745231	38	2025376925	69	2025148313	100	2025842565
8	2025323095	39	2025382218	70	2025169625	101	2025852943
9	2025654222	40	2025432208	71	2025178604	102	2025853477
10	2025677014	41	2025519746	72	2025181041	103	2025906299
11	2025973820	42	2025561964	73	2025234761	104	2025941225
12	2025091687	43	2025605809	74	2025249304	105	2025946899
13	2025184805	44	2025637170	75	2025332102	106	2025042694
14	2025214028	45	2025640266	76	2025423953	107	2025044936
15	2025247754	46	2025760352	77	2025426570	108	2025057442
16	2025381473	47	2025840053	78	2025663715	109	2025089224
17	2025419901	48	2025872404	79	2025764499	110	2025096961
18	2025450580	49	2025992998	80	2025797987	111	2025120995
19	2025053149	50	2025022078	81	2025888147	112	2025122942
20	2025060251	51	2025286418	82	2025910840	113	2025130635
21	2025094228	52	2025302919	83	2025971194	114	2025144711
22	2025101400	53	2025335098	84	2025990675	115	2025148953
23	2025152274	54	2025406016	85	2025022416	116	2025181249
24	2025170209	55	2025500806	86	2025027966	117	2025243437
25	2025314496	56	2025515198	87	2025263666	118	2025273897
26	2025396030	57	2025554844	88	2025270870	119	2025279428
27	2025402175	58	2025718740	89	2025367434	120	2025298454
28	2025559311	59	2025720211	90	2025375296	121	2025329054
29	2025591800	60	2025766680	91	2025458638	122	2025363056
30	2025728101	61	2025798917	92	2025498761	123	2025384368
31	2025735495	62	2025824498	93	2025515207	124	2025390435
						125	2025395929

1 The Company has assigned a unique ten-digit account ID to each Auto Lease in the Data File. The Company’s ID referred to in this Exhibit are not the actual ID